                            SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
             THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 NITCHES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 21, 1999


         Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 8:30 a.m. on December 21, 1999 for the following purposes:

         1. To elect a board of five Directors.

         2. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the fiscal year ended August 31, 2000.

         3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

         November 17, 1999 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

         WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.


                                       By Order of the Board of Directors



November 18, 1999                      Steven P. Wyandt, President

                                  NITCHES, INC.
                              10280 Camino Santa Fe
                           San Diego, California 92121

                              --------------------
                                 PROXY STATEMENT
                              --------------------


         This proxy statement is solicited by and is forwarded in connection with solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Tuesday, December 21, 1999 Only shareholders of record at the close of business on November 17, 1999 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements were first given to shareholders on approximately November 18, 1999 The number of outstanding Common Shares entitled to be voted at the meeting is 1,064,680.

         The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

         The Company's Annual Report on Form 10-K for the year ended August 31, 1999 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

         The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                          I. ELECTION OF THE DIRECTORS

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

         The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

         During fiscal year 1999 the Board held 3 meetings. The Company has standing Audit, Compensation and Investment Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consists of Mr. Henderson and Mr. Price. The Audit Committee met one time during fiscal 1999. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consists of Mr. Henderson and Mr. Hoese. The Compensation Committee met one time during fiscal 1999. The Investment Committee, which evaluates investment alternatives for the Company, consists of Mr. Waney, Mr. Henderson and Mr. Wyandt. The Investment Committee did not meet during fiscal 1999. During fiscal 1999, all directors attended at least 75% of the meetings of the Board and the Board Committee of which they were members.

         All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The $1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

         The following table sets forth certain information with respect to the Directors and executive officers of the Company, all of whom are also nominees. The Board recommends that the shareholders vote "FOR" all five nominees listed below.

          NAME                      AGE              POSITION
          ----                      ---              --------
     Arjun C. Waney                 59              Chairman Emeritus, Director
     Steven P. Wyandt               55              Chairman of the Board, President, Chief
                                                      Executive Officer and Chief
                                                      Financial Officer
     Luther A. Henderson            79              Director
     William L. Hoese               62              Director
     Eugene B. Price II             56              Director

             Mr. Waney has been a director of the Company since 1973. From 1973 until October 1987, when he was elected Chairman of the Company's Board of Directors, Mr. Waney was the President of the Company. From October, 1991 to November, 1993, Mr. Waney was also a director of Body Drama, Inc., which, at the time, was a publicly held majority-owned subsidiary of the Company.

             Mr. Wyandt was elected as a director in 1989. He has been President of the Company since 1987. Mr. Wyandt was a director and Chairman of Body Drama, Inc., until August 31, 1998, which, at the time, was a wholly- owned subsidiary of the Company but was merged into the Company as of that date.

             Mr. Henderson has been a director of the Company since 1981. Since prior to 1980, he has been President of Pirvest, Inc., which is engaged in private investing. He is also a director of Ridgewood Hotel Co., which owns and operates hotel properties.

             Mr. Hoese has been a director since 1995. Since November 1994, he has been Senior Vice President and General Counsel of American Tool Companies, Inc., a privately-held manufacturer of hand tools and power tool accessories. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

             Mr. Price has been a director of the Company since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration. He is currently President of Trinidad Tees, an importer of cotton clothing.

EXECUTIVE OFFICER COMPENSATION

             The following tables and notes show the compensation provided to the Chief Executive Officer and each of the other most highly compensated executive officers who served as such at the end of fiscal 1999 and whose annual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                                                          ALL OTHER
                                         ANNUAL COMPENSATION           LONG TERM COMPENSATION                COMP.
                                    ----------------------------- -----------------------------------     ----------
                                                                           AWARDS            PAYOUTS
                                                                  ------------------------   --------
                                                                              SECURITIES
                                                        OTHER     RESTRICTED  UNDERLYING
                                                        ANNUAL      STOCK       OPTIONS/       LTIP
NAME/TITLE                          SALARY     BONUS     COMP.      AWARDS       SARs        PAYOUTS
YEAR                                 $(1)        $         $          $           #             $
------------------------            ------     ------   -------   ---------   ----------     -------
Steven P. Wyandt
    President, Chief Executive
    Officer, and Chief
    Financial Officer               211,538      --        --         --          --            --            --
        1999                        112,718      --        --         --          --            --            --
        1998                        138,141      --        --         --          --            --            --
        1997

-----------
(1) Includes the Company's allocation of profit sharing to the Retirement Savings Plan during the year.


               AGGREGATED OPTION SAR/EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUE




                                                                                             VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES                 "IN THE MONEY"
                                                           UNDERLYING UNEXERCISED            OPTIONS/SARs AT FISCAL
                                                           OPTIONS/SARs AT FISCAL                 YEAR-END(2)
                        ACQUIRED           VALUE                 YEAR-END(1)                            $
                      ON EXERCISE        REALIZED         -----------------------           -------------------------
NAME                       #               $(1)           EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                  -----------        --------         -------------------------         -------------------------
Steven P. Wyandt         76,252          $142,973                   -/-                               -/-


----------------
(1) Calculated based upon the October 21, 1998 tender offer price of $4.00 per share less the share price to be paid upon exercise.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the Company's executive officers. The committee establishes base salaries for executive officers at a modest level which it believes is sufficient to attract and retain such executives. The committee uses independent survey reports for comparable companies to assist in establishing the base salaries. None of the current committee members are employees of the Company.

         Compensation Committee Interlocks and Insider Participation. The Committee currently consists of Luther A. Henderson and William L. Hoese. Mr. Henderson was Chairman of the Company from 1981 until 1987, but did not receive a salary for such service. Mr. Hoese has never been an officer or employee of the Company.

         Compensation Committee.  Luther A. Henderson, William L. Hoese.

EMPLOYMENT AGREEMENTS

         The Company has entered into an employment agreement with Steven P. Wyandt, effective September 1, 1998 through August 31, 2001, which superceded a previous agreement with Mr. Wyandt entered into in January 1998. Pursuant to this agreement, Mr. Wyandt serves as President, Chief Executive Officer and Chief Financial Officer of the Company. The agreement provides for a base annual salary of $250,000, or a higher amount as the Board of Directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of the Board of Directors.

         Prior to the its current employment with Mr. Wyandt, the Company had an agreement with Mr. Wyandt as of May 1995 which was to expire in August 1998. On January 1, 1998, the Company entered into an agreement with Mr. Wyandt which superceded the May 1995 agreement and had terms substantially similar to the May 1995 agreement. This January 1998 agreement was to expire in January 2001 and provided for a base salary of $180,000 per year and an annual bonus based on overall Company performance. The January 1998 agreement has been superceded by the Mr. Wyandt's current employment agreement with the Company, discussed above. In light of the Company's restructuring in late 1996, Mr. Wyandt voluntarily received base salary compensation of $138,141 in fiscal 1997 and $112,718 in fiscal 1998. No bonus was paid to Mr. Wyandt during fiscal 1997 or fiscal 1998.

          In the event that the Company is liquidated, Mr. Wyandt will receive a lump sum payment equal to one year's salary under Mr. Wyandt's current employment agreement. In the event Mr. Wyandt is terminated without cause, he will continue to receive his base salary through the end of the term of his employment agreement, a pro rata portion of his bonus and continuation of certain employee benefits.

                                PERFORMANCE GRAPH

         The following graph compares the performance of the Company for the five-year period ending August 31, 1999 with the performance of the NASDAQ market index and the average performance of companies consisting of the Dow Jones Clothing and Fabrics group, which for this year numbered 105 companies, which group is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG NITCHES, INC.
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                                                            FISCAL YEAR ENDING
                              -------------------------------------------------------------------------------
COMPANY/INDEX/MARKET          8/31/1994     8/31/1995     8/30/1996     8/29/1997     8/31/1998     8/31/1999

Nitches Inc                      100.00        162.50        228.13        194.79        180.63        191.25

Apparel, Clothing                100.00        101.22        114.70        132.86        106.56        114.22

NASDAQ Market Index              100.00        118.99        133.61        184.93        179.61        329.84


                     ASSUMES $100 INVESTED ON OCT. 1, 1994
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 1999

PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of November 17, 1999, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

         NAME AND ADDRESS OF
         BENEFICIAL OWNER                                 SHARES                      PERCENT OF CLASS
         ----------------                                 ------                      ----------------
         Luther A. Henderson                                 2,000                                *
         5608 Malvey Ave., #104A
         Ft. Worth, TX 76107

         Steven P. Wyandt                                  380,862                              36%
         10280 Camino Santa Fe
         San Diego, CA 92121

         Dimensional Fund Advisors, Inc.(1)                 54,418                               5%
         1299 Ocean Avenue, Suite 650
         Santa Monica, CA 90401

         Eugene B. Price II                                 23,648                               2%
         10280 Camino Santa Fe
         San Diego, CA 92121

         William L. Hoese                                   12,718                               1%
         2800 West Higgins Road, Suite 805
         Hoffman Estates, IL 60195

         All directors and current                         419,228                              39%
         officers as a group (5 persons)

         ------------------------

         *   Less than one percent.

         (1) The Company has been advised by Dimensional Fund Advisors, Inc. ("Dimensional") of the following: Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 54,418 shares of the Company's common stock as of June 30, 1999. The investment companies and the investment vehicles referred to above are the beneficial owners of this common stock, and Dimensional disclaims beneficial ownership of this common stock.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leased a 30,000 square foot warehouse and administrative office building owned by Kuma Sport, Inc., a California corporation, until October 1999 when it sold its interest in the building. Arjun C. Waney, a Director of the Company, is a 40% shareholder of Kuma Sport, Inc. Mr. Waney has also guaranteed payments on a SBA loan which encumbers the Kuma Sport, Inc. warehouse. The Company leased the facilities from Kuma Sport, Inc. on a month-to-month basis at a rent of $15,000 per month, which it believes is consistent with the fair market rental value of the facility.

     Certain employees of Kuma Sport, Inc. also perform warehouse and related services for the Company at the facilities. The Company reimburses Kuma Sport, Inc. for such services at rates which the Company believes are consistent with rates that are generally available from third party providers in the industry.


                    II. RATIFICATION OF SELECTION OF AUDITORS

     Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Moss Adams LLP, independent certified public accountants, to serve as independent auditors for the fiscal year ended August 31, 2000.

     The Board of Directors recommends that shareholders vote "FOR" this proposal.

                                   OTHER ITEMS

PROPOSALS OF SHAREHOLDERS

     For proposals of shareholders to be included at the 2000 annual meeting of shareholders, anticipated to be held in December 2000, such proposals must be received by the Company not later than July 21, 2000 The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

VOTING

     Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies which are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law.

     Cumulative Voting. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes which the shareholder's shares would otherwise entitle the shareholder. The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

     Proxies. The shares represented by proxies which are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date, or by giving written notice of revocation to the Secretary of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Upon filing any such report with the Commission, the filing person must furnish the Company with a copy of such report.

     The Company has been informed that Arjun C. Waney failed to report a transaction as required by Section 16(a). The transaction involved the sale of 6,649 shares of the Company's common stock on behalf of a trust for the benefit of his daughter. Otherwise, to the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations that no other reports were required, all reports required by
Section 16(a) of the Securities Exchange Act of 1934 during fiscal year 1999 were filed on a timely basis.


         THE COMPANY, ON WRITTEN REQUEST OF ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, SHALL PROVIDE, WITHOUT CHARGE TO SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO), REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13a-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE COMPANY'S MOST RECENT FISCAL YEAR.
WRITTEN REQUESTS SHOULD BE DIRECTED TO:

                                  NITCHES, INC.
                              10280 CAMINO SANTA FE
                           SAN DIEGO, CALIFORNIA 92121
                           ATTENTION: STEVEN P. WYANDT



                                       By Order of the Board of Directors


                                       _________________________________________
                                       Steven P. Wyandt, President

San Diego, California
November 18, 1999

PROXY                            NITCHES, INC.

              ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 21, 1999

    The undersigned shareholder(s) of Nitches, Inc. (the "Company") hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on December 21, 1999 at 8:30 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

 1. Election of Directors. To elect the following five (5) persons to the Board of Directors of the Company to serve until the 2000 Annual Meeting of Shareholders and until their successors are elected and have qualified:

         Arjun C. Waney  Steven P. Wyandt  Luther A. Henderson  William L.
                             Hoese  Eugene B. Price II

  [ ] FOR all nominees listed above                    [ ] WITHHOLD AUTHORITY to vote for all nominees
   (except as marked to the contrary)                      listed above. A shareholder may withhold
                                                           authority to vote for any nominee by drawing a
                                                           line through or otherwise striking out the
                                                           name of such nominee.

    IF NO SPECIFICATION IS MADE, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR THE ELECTION OF THE NOMINEES LISTED ABOVE. THIS PROXY VESTS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR DIRECTORS.

 2. To ratify the selection of Moss Adams LLP to serve as auditors of the Company for the fiscal year ending December 31, 2000.

                     [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    UNLESS OTHERWISE SPECIFIED, THE VOTES REPRESENTED BY THIS PROXY WILL BE CAST FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSAL.

 3. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

--------------------------------------------------------------------------------

    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                             Dated:  , 1999

                                             -----------------------------------
                                                          SIGNATURE

                                             -----------------------------------
                                                  SIGNATURE IF HELD JOINTLY

                                             -----------------------------------
                                                       PRINTED NAME(S)

                                             I (We) will [ ] will not [ ] attend
                                             the Annual Meeting in person.

        NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED
                   ENVELOPE AND MAILED IN THE UNITED STATES.